Exhibit 10.13

SUBSCRIPTION AGREEMENT

Boston Therapeutics, Inc.
1750 Elm Street, Suite 103
Manchester, NH 03104
Tel. (603) 935-9799

THIS SUBSCRIPTION AGREEMENT made this           day of                , 2015 by and between Boston Therapeutics, Inc., a Delaware corporation (hereinafter “ Company”), and the undersigned Subscriber (hereinafter “Subscriber”), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1.     Subscription.   The  Subscriber  hereby  subscribes   for                 Shares (hereinafter “Shares”) of the Company’s Common Stock, at a price of $0.20 per Share, and herewith tenders to the Company by certified bank funds for  the subscription in the amount  of   US $             , which the Subscriber tenders herewith as payment for the Shares. For every share of Common Stock purchased, Subscriber shall receive, at no additional cost, a warrant to purchase one half of one (1/2) share of Common Stock in the form attached hereto as Exhibit A (the “Warrant”). The Warrant shall have a 5 year term and shall be exercisable at any time after issuance at a price of $0.30 per share.

The Offering will close on ______, 2015, 90 days after we commence the offering, unless all the securities are sold before that date, we extend the offering another 90 days or we otherwise decide to close the offering early or cancel it, in each case in our sole discretion.  If we extend the offering, we will provide that information in an amendment to this prospectus.  If we close the offering early or cancel it, including during any extended offering period, we may do so without notice to investors, although if we cancel the offering entirely, we will promptly return any funds investors may already have paid.  As there is no minimum amount of proceeds to be raised, the funds will be deposited in the Company’s operating account and used set forth in the Use of Proceeds section of this prospectus. Because there is no minimum offering required as a condition to closing in this offering, the actual public offering amount and proceeds to us, if any, are not presently determinable and may be substantially less than all of the securities offered hereby.

This Subscription Agreement (hereinafter “Subscription”) is an offer by the Subscriber to subscribe for the securities offered by the Company, and, subject to the terms hereof, shall become a contract for the sale of said securities upon acceptance thereof by the Company.

2.     Acknowledgement. The undersigned acknowledges that, prior to signing this Subscription Agreement and making this offer to purchase, he or she has received the Prospectus  describing the offering of the Shares and Warrants by the Company as filed with the United States Securities and Exchange Commission (the “Prospectus”), is an Accredited Investor, and that he or she understands the risks of and other considerations relevant to, a purchase of the Shares and Warrants, including those described under the caption “Risk Factors” in the Prospectus. The undersigned understands that the resale of the Shares must be effected in reliance on exemptions from qualification in certain states. The undersigned represents that the undersigned is a resident of the state set forth in the “Subscriber Information” section of the signature page below. The undersigned further acknowledges that, if the undersigned is a natural person, the undersigned is at least 21 years of age.

Boston Therapeutics, Inc. OTCQB: BTHE
1750 Elm Street Suite 103 Manchester, NH 03104
Tel: (603) 935-9799  Fax: (603) 685-4784 www.bostonti.com

3.     Acceptance of Subscription and Delivery of Shares and Warrants. This Subscription Agreement is made subject to the Company’s discretionary right to accept or reject the Subscription herein. If the Company for any reason rejects this Subscription, the Subscription will be refunded in full, without interest, and this Subscription Agreement shall be null, void and of no effect. Acceptance of this Subscription by the Company will be evidenced by the execution hereof by an officer of the Company. Delivery of the Shares and Warrants subscribed for herein will be made within three (3) days following the acceptance of this Subscription by the Company.

The undersigned hereby executes this Subscription Agreement as of the          day of         , 2015, at                                        ,
(city)                                (state or country)

Investor Signature  (if individual)

Print Name:

If more than one name on the stock certificate, sign below:

Second Investor Signature

Print Name:

Address, if different from First Investor

If more than one name on the stock certificate, check status below:

_______	Tenants in Common
_______	Joint Tenants with Right of Survivorship
_______	Other (describe):

Investor (if entity)

Print Entity Name:

Print Signatory Name:

By (signature):

Title:

Please complete the Subscriber information and Accredited Investor form on the following pages.

Subscriber Information:

Name:        __________________________________________________

Address:  __________________________________________________

State or Country:  ______________________ Postal Code: ___________

Taxpayer ID Number (if U.S. subscriber): ___________________________

Driver’s License or Passport ___________________________________
Identification Number

email  _________________ @ _______________

The Company hereby accepts this subscription subject to the terms and conditions set forth in this Agreement as of this _____day of_______________, 2015.

BOSTON THERAPEUTICS, INC.                                     By: ______________________________

Name: ___________________________

Title:   ___________________________

PAYMENT INSTRUCTIONS:

Please submit this signed agreement with payment. Investor may send funds in the form of check, money order or bank wire.  For bank wiring instructions see below.

WIRE INSTRUCTIONS

Bank Name Bank Address Account Name ABA Number Routing Number Account Number Swift Code:	Citizens Bank 1188 Centre Street, Newton, MA 02459 Boston Therapeutics Inc. 011500120 (wire transfer) 211070175 (ACH) 131561-803-3 CTZIUS33

If by check or money order, Investor should make payable to:

“Boston Therapeutics, Inc.”

Please send this signed agreement and check or money order via Fedex. The Company is providing a Fedex account # 478696540 for your convenience. Please submit to the following address:

Boston Therapeutics, Inc.
Attn: Anthony Squeglia
1750 Elm Street, suite 103
Manchester, NH 03104
603-935-9799
Anthony.squeglia@bostonti.com
www.bostonti.com

EXHIBIT A

BOSTON THERAPEUTICS, INC.
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(All individual investors must INITIAL where appropriate.  Where there are joint investors both parties must INITIAL):

Initial _______
I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.  For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial _______
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______
The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.
Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.
Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______
The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______
The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

BOSTON THERAPEUTICS, INC.

Purchaser Questionnaire
(Must be completed by Purchaser)

Section A - Individual Purchaser Information

Purchaser Name(s): ________________________________________________________________________

Individual executing Profile or Trustee:
_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:
________________________________________________________________________

Date of Birth: _________________   Marital Status: _________________

Joint Party Date of Birth: _________________
Investment Experience (Years): ___________

Annual Income: _________________
Liquid Net Worth: _____________

Net Worth: ________________

Investment Objectives (circle one or more):	Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other

Home Street Address:
________________________________________________________________________

Home City, State & Zip Code:
________________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer: ________________________________________________________________________

Employer Street Address:
________________________________________________________________________

Employer City, State & Zip Code:
________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business: ________________________________________________________________________

Broker/Dealer: _______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

BOSTON THERAPEUTICS, INC.

Purchaser Questionnaire
(Must be completed by Purchaser)

Section B – Entity Purchaser Information

Purchaser Name(s): ________________________________________________________________________

Authorized Individual executing Profile or Trustee:
_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:
________________________________________________________________________

Investment Experience (Years): ___________

Annual Income: _______________

Net Worth: ________________

Was the Entity formed for the specific purpose of purchasing the Common Stock and Warrants?
[  ] Yes  [  ] No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Investment Objectives (circle one or more):	Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other

Street Address: ________________________________________________________________________

City, State & Zip Code:
________________________________________________________________________

Phone: ________________________           Fax: ________________________

Email: __________________________

Outside Broker/Dealer:

_______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

Section C – Form of Payment – Check or Wire Transfer

____ Check payable to “BOSTON THERAPEUTICS, INC.

____ Wire funds from my brokerage account according to the “To subscribe for Units of Common Stock and Warrants to Purchase Shares of Common Stock in the public offering of BOSTON THERAPEUTICS, INC.”

____ The funds for this investment are rolled over, tax deferred from  ____________________ within the Allowed 60-day window

Section D – Purchaser Instructions for Payments of any Dividends

Please make any dividend and any other payment checks pursuant to the Units to [Insert Client Name                             ] and deliver such checks to [Insert Brokerage Name                                        ] so that they may deposit them into my brokerage account

Please make out any dividend and any other payment checks pursuant to the Units in the registered name of the Purchaser set forth in the signature page to the Subscription Agreement for the Units and mail such checks to me at the address specified in such signature page

Section E – Securities Delivery Instructions (check one)

____  Please deliver my securities to my Brokerage Firm for deposit into my brokerage account.

____  Please deliver my securities to the address listed in the above Purchaser Questionnaire.

____  Please deliver my securities to the below address:
_________________
_________________
_________________
_________________

Purchaser Signature(s): _______________________________________Date:_______________

Boston Therapeutics, Inc. OTCQB:BTHE
1750 Elm Street Suite 103 Manchester, NH 03104
Tel: (603) 935-9799  Fax: (603) 685-4784 www.bostonti.com